Exhibit 99.1

The following is an excerpt of the Stipulation of Compromise and Settlement that was filed with the Court of Chancery on August 2, 2013 and that contains the definitions and terms of the parties’ proposed settlement in the proceeding captioned In Re: Google Inc. Class C Shareholder Litigation (Consol. C.A. No. 7469-CS). The parties plan to file a Revised Stipulation of Compromise and Settlement with the Court to reflect the Court’s ruling on October 28, 2013.

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IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

IN RE: GOOGLE INC. CLASS C SHAREHOLDER LITIGATION	Consol. C.A. No. 7469-CS

SECTION 2 (DEFINTIONS) AND SECTION 3 (TERMS OF SETTLEMENT)

OF THE

STIPULATION OF COMPROMISE AND SETTLEMENT

DEFINITIONS

2.1. The following capitalized terms, used in this Stipulation and its Exhibits, shall have the meanings specified below:

(a) “Board” shall mean the Board of Directors of Google.

(b) “Class” shall mean all Google Class A common stock owners as of April 12, 2012 who continue to own the Class A common stock to the date the Order and Final Judgment is entered, anyone who has acquired the Class A common shares after April 12, 2012 and who continues to own those shares to the date the Order and Final Judgment is entered, and each of their successors in interest. Excluded from the Class are the Defendants herein, holders of Class B stock, and any person, firm, trust, corporation or other entity related to or affiliated with any of the Defendants.

(c) “Class A” means the Class A common stock of Google.

(d) “Class B” means the Class B common stock of Google.

(e) “Class C” means the Class C capital stock of Google.

(f) “Class Member” shall mean any member of the Class.

(g) “Defendant Released Claims” means any and all claims arising out of or relating to the initiation, prosecution, and/or resolution of the Action on behalf of Defendant Releasees and their respective successors in interest, predecessors, representatives, trustees, executors, administrators, heirs, assigns, or transferees, immediate and remote, and any person or entity acting for or on behalf of or claiming under any of them, individually and collectively. “Defendant Releasees” means each and all of the Defendants and each and all of their respective past and present predecessors, successors, parent entities, subsidiaries, affiliates, general or limited partners or partnerships, and agents (including, without limitation, any past or present officers, directors, stockholders, members, managers, general or limited partners, limited liability companies, agents, representatives, assignors, employees, advisors, accountants, attorneys, financial or investment advisors, other advisors, consultants, insurers, co-insurers, reinsurers, engineers, investment bankers or legal or financial advisors (including, without limitation, Morgan Stanley, Perella, Latham & Watkins LLP, Munger Tolles & Olson LLP, Wilson Sonsini Goodrich & Rosati, P.C., Richards Layton & Finger, P.A, Potter Anderson & Corroon, LLP, Paul, Weiss, Rifkind, Wharton & Garrison, LLP, Fenwick & West, LLP, Morris Nichols Arsht & Tunnell, LLP, and Bouchard Margules & Friedlander, P.A.), and each and all of their respective heirs, executors, administrators, trustees, personal or legal representatives, estates, successors or assigns.

(h) “Effective Date” means the date on which the Order and Final Judgment has either been finally affirmed on appeal or is no longer subject to appeal and the time for any petition for re-argument, appeal or review thereof has expired.

(i) “Independent Director” means a member of the Board designated by the Nominating and Corporate Governance Committee of the Board as an independent director.

(j) “Lookback Date” means the date 365 days after the first day that the Class C stock trades on NASDAQ or any other national or international exchange.

(k) “Lookback Period” means the period from the first day that the Class C stock trades on NASDAQ or any other national or international exchange to the Lookback Date, inclusive.

(l) “Notice” means the Notice of Pendency Of Class Action, Proposed Settlement, Settlement Hearing And Right To Appear, substantially in the form of Exhibit A attached hereto.

(m) “Order and Final Judgment” means the Order and Final Judgment to be entered in the Action, substantially in the form of Exhibit B attached hereto, approving (among other things) this Stipulation and dismissing the Action with prejudice or, (a) as modified by the Court of Chancery with the consent of the Settling Parties, or (b) as modified by agreement of the Settling Parties in writing.

(n) “Person” means any individual, corporation, partnership, limited liability company, association, affiliate, joint stock company, estate, trust, unincorporated association, entity, government and any political subdivision thereof, or any other type of business or legal entity.

(o) “Plaintiff Releasors” means Plaintiffs and each and all of the Class Members, collectively, on behalf of themselves and each and all of their respective affiliates, predecessors, successors and assigns and each and all of their respective current and former officers, directors, managers, members, partners, employees, agents, security holders, attorneys and representatives in their capacities as such, and each of their respective heirs, executors, legal representatives and assigns.

(p) “Plaintiffs’ Counsel” means Biggs and Battaglia, Block & Leviton LLP, Levi & Korsinsky LLP, and The Paskowitz Law Firm P.C.

(q) “Released Claims” means all claims, including Unknown Claims (defined below), that (i) were asserted in the Action, or (ii) could have been asserted in the Action, or in any other court action or before any court, administrative body, tribunal, arbitration panel, or other adjudicatory body, from the beginning of time through the Effective Date, that are based upon, arise out of, or relate in any way, directly or indirectly, to the allegations made in, or related to, the subject matter of, the Action; provided however, that the Released Claims shall not include: (1) claims to enforce the Stipulation, the Settlement and/or the Order and Final Judgment, (2) claims arising from the particular circumstances of the issuance of any Class C share of Google stock in the future, other than claims arising from the issuance of the Class C shares pursuant to the Stock Dividend, (3) claims arising from the waiver, amendment, or modification of any term or condition of the Transfer Restriction Agreement (as defined below), and (4) claims arising from the sale of Class A stock.

(r) “Settlement” means the settlement of the Action between and among the Plaintiffs, on behalf of themselves and the Class, and the Defendants, as set forth in this Stipulation.

(s) “Settlement Hearing” means the hearing to be held by the Court of Chancery to determine, among other things, whether the proposed Settlement should be approved as fair, reasonable and adequate and in the best interests of the Class, whether all Released Claims should be dismissed with prejudice, whether the proposed Order and Final Judgment approving the Settlement should be entered, and whether and in what amount an award of attorneys’ fees and reimbursement of expenses should be paid to the Plaintiffs’ Counsel.

(t) “Settling Parties” means, collectively, each of the Defendants and each of the Plaintiffs, individually and on behalf of the members of the Class.

(u) “Settlement Scheduling Order” means the Order entered by the Court of Chancery with respect to Notice of the Settlement, the Settlement Hearing and the administration of the Settlement, in substantially the form attached as Exhibit C hereto, providing for (among other things) notice to Class Members of the hearing on this Settlement.

(v) “Stock Dividend” means the declaration and payment of a one-time dividend, if any and at the discretion of the Board, of one share of Class C stock for each share of Class A stock or Class B stock outstanding as of a record date to be determined by the Board in its sole discretion.

(w) “Transfer Restriction Agreement” means the agreements, to be modified as set forth herein and entered, by and between Google and each of Brin, Page, and Schmidt.

(x) “Unknown Claims” means any of the Released Claims which any Plaintiff or any Class Member does not know or suspect to exist at or prior to the Effective Date which, if known by her, him or it, might have affected her, his or its settlement with and release of any or all of the Defendant Releasees, or might have affected her, his or its decision not to object to the Settlement. The Plaintiffs acknowledge, and the Class Members by operation of law shall be deemed to have acknowledged, that each of them may discover facts in addition to or different from those now known or believed to be true with respect to the Released Claims, but that it is the intention of the Plaintiffs, and by operation of law the Class Members, to completely, fully, finally and forever extinguish any and all Released Claims, known or unknown, suspected or unsuspected, which now exist, or heretofore existed, or hereafter may exist, and without regard to the subsequent discovery of additional or different facts. The Plaintiffs acknowledge, and the Class Members by operation of law shall be deemed to have acknowledged, that the inclusion of “Unknown Claims” in the definition of “Released Claims” separately was bargained for and was a material element of the

Settlement and was relied upon by each and all of the Defendants in entering into the Settlement Agreement.

TERMS OF SETTLEMENT

3.1. In connection with the settlement and in consideration of the Release of the Released Claims set forth herein:

(a) The Board, with the assistance of experienced advisors, shall, within thirty days of the Lookback Date, calculate the volume-weighted average trading prices of the Class A stock, on the one hand (“AVWAP”), and the Class C stock, on the other (“CVWAP”) during the Lookback Period. The AVWAP and CVWAP shall be calculated by taking the volume-weighted average trading price (“VWAP”) for the Class A and Class C stock as reported by NASDAQ, or whatever exchange the shares may primarily trade on, at the end of each trading day during the Lookback Period and then computing the average of those daily VWAPs.2 The Board shall calculate the percentage difference between the AVWAP and CVWAP (“Percentage Delta VWAP”) according to the following formula: (((AVWAP-CVWAP)/AVWAP)*100). For example, if the AVWAP is $500 and the CVWAP is $495, the Percentage Delta VWAP shall be one percent (calculated as ((($500-$495)/500)*100)). If the Percentage Delta VWAP is negative or less than one percent, then no adjustment payment shall be made pursuant to this paragraph. If the Percentage Delta VWAP is one percent or greater, then an adjustment payment shall be made (the “Adjustment Payment”). If an Adjustment Payment is made, the Board shall issue the consideration constituting the Adjustment Payment to each and all of the record holders of Class C stock on the Lookback Date. The consideration constituting the Adjustment Payment shall be issued no later than ninety (90) days

[2]	“Average” meaning the sum of the daily VWAPs in the Lookback Period divided by the number of trading days in the Lookback Period.

subsequent to the Lookback Date. Consideration constituting the Adjustment Payment shall be paid in the form of U.S. Dollars, Class A stock, Class C stock, or any combination thereof, such form to be determined in the sole discretion of the Board, provided, however, that any stock component of such consideration shall be valued at the AVWAP or CVWAP for 21 trading days preceding the Lookback Date, depending on which class(es) of stock the Board may use to pay the Adjustment Payment. The amount of the Adjustment Payment on account of each share of Class C stock shall be:

(i) If the Percentage Delta VWAP is greater than or equal to one percent but less than two percent, the Adjustment Payment per share shall be twenty percent (20%) of the U.S. Dollar value of the Percentage Delta VWAP calculated as follows: the AVWAP multiplied by the Percentage Delta VWAP (“Dollar Delta VWAP”). For example: should the AVWAP be $500, and the Percentage Delta VWAP be 1%, then the Dollar Delta VWAP will be $5.00 per share ($500 x 1%) and the payment per Class C share shall be $1.00 ($5.00 x 20%);

(ii) If the Percentage Delta VWAP is greater than or equal to two percent but less than three percent, the Adjustment Payment per share shall be forty percent (40%) of the Dollar Delta VWAP;

(iii) If the Percentage Delta VWAP is greater than or equal to three percent but less than four percent, the Adjustment Payment per share shall be sixty percent (60%) of the Dollar Delta VWAP;

(iv) If the Percentage Delta VWAP is greater than or equal to four percent but less than five percent, the Adjustment Payment per share shall be eighty percent (80%) of the Dollar Delta VWAP; and

(v) If the Percentage Delta VWAP is greater than or equal to five percent, the Adjustment Payment per share shall be five percent (5%) of the AVWAP.

No consideration shall be paid for any portion of Delta VWAP exceeding five percent.

(b) Section 11(c) of the Transfer Restriction Agreement shall be amended to state in full as follows:

This Agreement or any of its provisions may be waived, amended, modified or supplemented only by a written instrument that has been executed by each of the Holders and that has been (i) considered and recommended by a committee consisting of two or more Independent Directors who do not hold Class B stock (the “TRA Committee”); and (ii) upon positive recommendation by the TRA Committee, approved by every member~~a majority of the members~~ of the Board other than any of the Covered Holders who are members of the Board ~~other than any of the Covered Holders who are members of the Board~~ and executed on behalf of the Company. The TRA Committee shall be advised by independent legal counsel and financial advisors, paid for by Google, who shall not have a current or recently concluded (within one year) material relationship with Google or any of the Holders. At their election, Independent Directors who are not members of the TRA Committee shall be entitled to retain independent counsel, paid for by Google, or may be advised by counsel to the TRA Committee if they and the TRA Committee deem such representation advisable. Any failure of the Parties to comply with any obligation, covenant, agreement or condition in this Agreement may be waived by the Party entitled to the benefit thereof only by a written instrument that has been signed by the Party granting such waiver and that, in the case of the Company, has been approved by a majority of the members of the Board other than any of the Covered Holders who are members of the Board. No delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any Party of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

Notwithstanding any other provision herein, any waiver, modification, amendment, or supplementation of this Agreement shall be publicly disclosed at least 30 days before such waiver, modification, amendment, or supplementation takes effect. Such disclosure shall identify the terms of the waiver, modification, amendment, or supplementation of this Agreement, and shall be made in any one of a Form 8-K, Form 10-Q, or Form 10-K filed with the United State Securities and Exchange Commission and marked for public dissemination. The reason for such disclosure shall be to provide a meaningful opportunity for judicial review of such waiver, modification, amendment, or supplementation. Google and its Board of Directors agree that they will not object to such judicial review being adjudicated pursuant to the entire-fairness standard applied by the law of the State of Delaware.

Notwithstanding any other provision herein, terms used in the foregoing paragraphs amending the Transfer Restriction Agreement shall have the meaning ascribed to those terms in the Transfer Restriction Agreement, without regard for the definition of such terms in this Stipulation, and definitions used in this Stipulation (including but not limited to those set forth in the section herein titled “Definitions”) shall not operate to change or inform the usage of any term in the Transfer Restriction Agreement, including but not limited to modifications to the Transfer Restriction Agreement set forth in the above paragraphs.

(c) This paragraph (c) applies to a transaction in which Google acquires a business, or its assets, by way of merger, purchase of all or substantially all of its assets, or acquisition of more than 50% of the outstanding capital stock of such business. Prior to the issuance of more than 10 million shares of Class C stock as consideration in such a transaction, the Independent Directors (or a designated committee thereof) shall, as a group, consider the effects of using such shares on the holders of Class A stock and upon the Company. Such consideration of these effects shall involve such measures, advisers, or procedures as the Independent Directors (or a committee designated thereof) deem advisable in the course of discharging their fiduciary obligations. The provisions of this paragraph shall not apply to the assumption or conversion of equity for employees of an acquired or combined company. The provisions of this paragraph shall be effective only for a period of three years following the Stock Dividend.

(d) When the aggregate voting power of Page and Brin falls below 15% of the cumulative voting power of all shareholders of Google, the Board shall take steps to cause the Class

C stock to convert into Class A stock if it determines, in good faith, that it is no longer in the best interests of Google to maintain a class of nonvoting stock. Such conversion may require amendment of Google’s Certificate of Incorporation and shareholder approval.